CREDIT SUISSE  INTERNATIONAL

One Cabot Square,     Telephone 020 7888 8888

London E14 4QJ  www.credit-suisse.com

Facsimile Cover Sheet

To:

The Supplemental Interest Trust created

under the Pooling and Servicing Agreement

for Home Equity Asset Trust 2007-2

Attention:

Heakyung Chung, CSIN Marketer

Fax number:

To be delivered by Heakyung Chung

Date:

2 April 2007

Pages (including cover page):

9

Our Reference No: External ID: 9385357 / Risk ID: 570710151

Credit Suisse International has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119 Facsimile number: (212) 325-8173
For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

Registered Office as above.

Registered with unlimited liability in England under No. 2500199

Authorised and regulated by The Financial Services Authority

VAT No: GB 447 0737 41

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

2 April 2007

The Supplemental Interest Trust created under the Pooling and Servicing

Agreement for Home Equity Asset Trust 2007-2

60 Livingston Avenue

EP-MN-WS3D

St. Paul, MN  55107-2292

External ID:  9385357

______________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Home Equity Asset Trust 2007-2

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions.

Any term used herein but not defined herein shall have the meaning specified in the Pooling and Servicing Agreement, dated as of 1 March, 2007 among Credit Suisse First Boston Mortgage Securities Corp. as Depositor, DLJ Mortgage Capital, Inc. as Seller, Wells Fargo Bank, N.A. as Servicer, Select Portfolio Servicing, Inc. as Servicer and Modification Oversight Agent, Clayton Fixed Income Services Inc. as Credit Risk Manager, and U.S. Bank National Association as Trustee for Home Equity Asset Trust 2007-2, (the "PSA").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 2 April, 2007 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

For any Payment Date, the Notional Amount will be determined based on the following:

1.  If the sum of the class certificate principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates (the ending balance as reported on the trustee's monthly statement to certificate holders for the Distribution Date immediately preceding such Payment Date) is greater than the applicable Lower Bound set forth in Additional Terms and less than the applicable Upper Bound set forth in Additional Terms, the Notional Amount will equal the sum of the class principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates as of the Distribution Date immediately preceding such Payment Date, after giving effect to payments on such Distribution Date.

2. If the sum of the class certificate principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates (the ending balance as reported on the trustee's monthly statement to certificate holders for the Distribution Date immediately preceding such Payment Date) is less than or equal to the applicable Lower Bound set forth in Additional Terms, the Notional Amount will equal the applicable Lower Bound set forth on Additional Terms for that Payment Date.

3. If the sum of the class certificate principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates (the ending balance as reported on the trustee's monthly statement to certificate holders for the Distribution Date immediately preceding such Payment Date) is greater than or equal to the applicable Upper Bound set forth in Additional Terms, the Notional Amount will equal the applicable Upper Bound set forth on Additional Terms for that Payment Date.

Trade Date:

12 March 2007

Effective Date:

2 April 2007

Termination Date:

25 March 2012, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 June 2007, subject to No Adjustment.

Fixed Rate Payer

Payment Dates:

One Business Day prior to the Fixed Rate Payer Period End Date.

Initial Fixed Rate Payer

Calculation Period:

From and including 25 May 2007 up to but excluding 25 June 2007.

Fixed Rate:

5.100% per annum

Fixed Rate

Day Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

CSIN

Floating Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 June 2007, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

One Business Day prior to the Fixed Rate Payer Period End Date.

Initial Floating Rate Payer

Calculation Period:

From and including 25 May 2007 up to but excluding 25 June 2007.

Floating Rate Option:

USD-LIBOR-BBA, as defined in the 2006 ISDA Definitions

Designated Maturity:

1 month

Spread:

None

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Day:

Arizona, California, New York, Florida, Iowa,
                                                                         Maryland, Minnesota and Utah.

Calculation Agent:

CSIN

Upfront Payment:

Upfront Payer:

CSIN

Upfront Amount:

USD 350,000.00

Upfront Payment Date:

The Effective Date

3.

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

U.S. Bank N.A.

ABA: 091000022

DDA:  173103322058

Ref:  Credit Suisse HEAT 2007-2

Attn: Josh Wilkening

4.

Calculation of Market Quotation or Loss following a designation of an Early Termination   Date:

Upon designation of an Early Termination Date with respect to this Transaction, the relevant party in calculating the Market Quotation or Loss, as appropriate, for this Transaction shall take into account the anticipated amortization of the Aggregate Certificate Balance of the LIBOR Certificates for all Calculation Periods that would otherwise have ended on Payment Dates that would otherwise have fallen after such Early Termination Date.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Period End Date Scheduled to occur on:	Lower Bound	Upper Bound
6/25/2007	1,106,400,000	1,129,300,000
7/25/2007	1,078,600,000	1,115,400,000
8/25/2007	1,049,000,000	1,101,100,000
9/25/2007	1,016,500,000	1,085,500,000
10/25/2007	981,500,000	1,068,600,000
11/25/2007	944,000,000	1,050,400,000
12/25/2007	904,400,000	1,030,900,000
1/25/2008	863,100,000	1,010,300,000
2/25/2008	821,100,000	988,600,000
3/25/2008	780,800,000	965,700,000
4/25/2008	742,500,000	942,000,000
5/25/2008	706,000,000	917,400,000
6/25/2008	671,200,000	892,000,000
7/25/2008	637,800,000	865,700,000
8/25/2008	605,800,000	839,200,000
9/25/2008	575,300,000	812,200,000
10/25/2008	545,900,000	785,900,000
11/25/2008	514,900,000	759,500,000
12/25/2008	482,600,000	735,000,000
1/25/2009	424,500,000	710,200,000
2/25/2009	373,400,000	685,200,000
3/25/2009	328,500,000	648,000,000
4/25/2009	290,700,000	613,600,000
5/25/2009	259,100,000	581,200,000
6/25/2009	242,700,000	549,600,000
7/25/2009	227,600,000	521,300,000
8/25/2009	227,600,000	490,400,000
9/25/2009	225,700,000	469,600,000
10/25/2009	214,000,000	453,000,000
11/25/2009	202,800,000	436,600,000
12/25/2009	185,300,000	399,000,000
1/25/2010	169,600,000	364,600,000
2/25/2010	82,600,000	97,800,000
3/25/2010	79,400,000	93,000,000
4/25/2010	76,400,000	88,200,000
5/25/2010	73,300,000	82,900,000
6/25/2010	70,400,000	78,300,000
7/25/2010	67,700,000	74,100,000
8/25/2010	64,900,000	70,100,000
9/25/2010	62,100,000	66,700,000
10/25/2010	59,600,000	63,600,000
11/25/2010	57,100,000	60,700,000
12/25/2010	54,800,000	57,800,000
1/25/2011	52,000,000	52,700,000
2/25/2011	43,300,000	43,300,000
3/25/2011	41,000,000	41,000,000
4/25/2011	38,700,000	38,700,000
5/25/2011	36,300,000	36,300,000
6/25/2011	34,100,000	34,100,000
7/25/2011	31,900,000	31,900,000
8/25/2011	29,700,000	29,700,000
9/25/2011	27,600,000	27,600,000
10/25/2011	25,600,000	25,600,000
11/25/2011	23,500,000	23,500,000
12/25/2011	21,100,000	21,100,000
1/25/2012	14,200,000	14,200,000
2/25/2012	12,400,000	12,400,000
3/25/2012	10,300,000	10,300,000

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours faithfully,

Credit Suisse International

By:_/s/ Marleen Nobile________________

Name: Marleen Nobile

Title: Authorized Signatory

Confirmed as of the date first written above:

The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Home Equity Asset Trust 2007-2

By U.S. Bank National Association, not in its individual capacity,

but solely in its capacity as trustee of the Supplemental Interest Trust

By:_/s/ Becky Warren_______________________________

Name:  Becky Warren

Title: Assistant Vice President

Our Reference No: External ID: 9385357 / Risk ID: 570710151